UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CVV	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement

On May 31, 2019, CVD Equipment Corporation (the “Corporation”), via its subsidiary 555 N Research Corporation, entered into two (2) sub-lease agreements with ELM Freight Handlers Inc. (“Tenant”) concerning two portions of its facility located at 555 North Research Place, Central Islip, NY.

First Sublease (West side), approximately 45,000 square feet:

The sublease commenced on June 1, 2019 for a term of one year and one month, ending on June 30, 2020. The Tenant has four options to renew for additional one-year periods. The initial base monthly rent is $35,625 per month ($427,500 per annum), with annual increases of 3% per annum. The Corporation will provide one-month free rent in June 2020 and has received two months’ rent as a security deposit. In addition, Tenant is responsible to pay various Common Area Maintenance (“CAM”) charges and real estate tax escalation charges over the 2018/2019 base year.

Second Sublease (East side), approximately 40,000 square feet:

The sublease was signed on May 31, 2019, and subject to receipt of rent and security deposit, will commence on July 1, 2019 for a term of one year ending on June 30, 2020. The Tenant has four options to renew for additional one-year periods. During the original term of the lease, Tenant has the right to early termination of the lease, which would be effective December 31, 2019, provided the Tenant provides at least two months’ notice. The initial base monthly rent is $31,667 per month ($380,000 per annum), with annual increases of 3% per annum. The Corporation will provide one-month free rent in July 2020, provided Tenant exercises its first option to renew, and will receive two months’ rent as security deposit. In addition, Tenant is responsible to pay various CAM charges and real estate tax escalation charges over the 2018/2019 base year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 5, 2019

CVD EQUIPMENT CORPORATION

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Chief Financial Officer